VALLEY FORGE LIFE INSURANCE COMPANY

      VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE ANNUITY SEPARATE ACCOUNT

       VALLEY FORGE LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT

                        Supplement dated October 23, 2000

The following information supplements the information in your variable annuity contract or variable life insurance policy prospectus issued by Valley Forge Life insurance Company:

Valley Forge Life Insurance Company (Valley Forge) proposes to substitute Institutional Shares of the Janus Aspen Series Flexible Income Portfolio of Janus Aspen Series for shares of the MFS Limited Maturity Series of MFS Variable Insurance Trust (Substitution). Valley Forge has filed an application with the Securities and Exchange Commission ("Commission") requesting an order approving the Substitution, and subject to any prior approval by applicable state insurance authorities, Valley Forge and Valley Forge Life Insurance Company Variable Annuity Separate Account ("Annuity Separate Account") and Valley Forge Life Insurance Company Variable Life Separate Account ("Life Separate Account") propose to effect the Substitution as soon as is practical.

Prior to the date of the Substitution, you may transfer your Contract Value in the MFS Limited Maturity Series subaccount to any other subaccount of the Separate Account without any limitation or charge being imposed. In addition, following the Substitution for a period of 30 days, Valley Forge will permit transfers from the Janus Aspen Series Flexible Income subaccount to any other subaccount of the Separate Account available under your Contract/Policy without any limitation or charge being imposed. After the 30 days, any transfers from the Janus Aspen Series Flexible Income subaccount will be subject to the restrictions described in the Prospectus.

A complete list of all available Portfolios which the Life Separate Account and Annuity Separate Account invests in is set forth in the Prospectus. You may obtain a Prospectus by writing or calling Valley Forge's Annuity Administrative Office at the address or telephone number set forth below.

Valley Forge will effect the Substitution by simultaneously placing an order to redeem the shares of the MFS Limited Maturity Series and an order to purchase Institutional Shares of the Janus Aspen Series Flexible Income Portfolio.

Valley Forge will bear the expenses  attributable  to the  Substitution.  Valley
Forge  will  send   affected   Owners  a  notice  within  five  days  after  the
Substitution.

                             Administrative Office:
                             Variable Support Center
                                  100 CNA Drive
                               Nashville, TN 37214

                                 (800) 262-1755


MFS-SUPP-102300